EXHIBIT 99.3
                                                                    ------------


                             PLAYTEX PRODUCTS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT


         This Agreement (this "Agreement") is made as of June 14, 2005 (the "Effective Date") between Playtex Products, Inc., a Delaware corporation (the "Company"), and [[FIRST]] [[LAST]] ("Grantee"). Except as otherwise specifically provided herein, capitalized terms used herein shall have the meanings attributed thereto in the Playtex Products, Inc. Stock Award Plan, as such plan may be amended from time to time (the "Plan").

         WHEREAS, the Company has adopted the Plan, which Plan is incorporated herein by reference and made a part of this Agreement; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein to Grantee pursuant to the Plan and the terms set forth herein.

         NOW, THEREFORE, in connection with the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.     RESTRICTED STOCK AWARD.

         Subject to the provisions of this Agreement and to the provisions of the Plan, Grantee hereby agrees to purchase, and the Company hereby agrees to sell to Grantee, on the Effective Date, [[GRANT_RS]] shares of common stock of the Company, par value $0.01 per share ("Common Stock"), at a per share purchase price equal to the par value of one share of Common Stock (the "Restricted Stock") for an aggregate purchase price of $[[PURCHASE_PRICE]] (the "Restricted Stock Award"). The Restricted Stock Award is subject to transfer and forfeiture restrictions described herein and in the Plan. The Restricted Stock Award shall vest and become nonforfeitable in accordance with Section 2 hereof.

         2.     VESTING.

         Subject to Grantee's continued employment with the Company through the Vesting Date (defined below) and the Company's attainment of 100% of the applicable Target (as defined below) with respect to the fiscal year of the Company that precedes the fiscal year during which the Vesting Date occurs, the Restricted Stock Award shall vest as to one-third of the shares of Restricted Stock underlying the Restricted Stock Award (the "Annual Vesting Portion") on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 fiscal years of the Company (each a "Vesting Date"); PROVIDED, HOWEVER that, if, the Company attains or exceeds 90% of the Target, but less than 100%, with respect to any fiscal year, then the Annual Vesting Portion shall vest in respect of such fiscal year as follows: 50% of the Annual Vesting Portion shall vest if 90% of Target is attained, and, for performance between 90% and 100% of Target,

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the remaining amount of the Annual Vesting Portion that vests shall be determined using straight line interpolation. To the extent that any shares comprising the Annual Vesting Portion do not vest on the applicable Vesting Date as provided in this Section 2, such shares shall be forfeited, together with any associated purchase price by the Grantee for said restricted shares. In no event later than 90 days after the commencement of each fiscal year of the Company, the Committee shall establish a Company performance target (the "Target") for such fiscal year, which may consist of one or more performance measurements. Notwithstanding the foregoing, with respect to each of the 2005, 2006 and 2007 fiscal years of the Company, the Committee shall have sole discretion to determine whether the applicable Target has been met as of the last day of such Fiscal Year, and any Annual Vesting Portion shall be deemed vested as of the Vesting Date only to the extent of attainment of the Target as certified by the Committee. The Target and its constituent performance measurements may be equitably adjusted by the Committee in its sole discretion to reflect a Change in Control (as defined in the Plan) and other corporate events, including, without limitation, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, other relevant changes in capitalization, extraordinary non-recurring events, acquisitions, divestitures and other corporate changes. Vesting shall occur only in whole shares.

         3.     CERTIFICATES.

         The certificates evidencing the Restricted Stock shall be deposited with an escrow agent designated by the Committee, which may be the Company (the "Escrow Agent") until such time as either (i) any such shares are forfeited in accordance with Section 2 hereof, or (ii) the restrictions on any such shares lapse in accordance with Section 2 or Section 7 hereof, in which case any such shares shall be delivered to Grantee in accordance with, and subject to the limitations of, Section 4 hereof. The period during which any share of Restricted Stock is held by the Escrow Agent in accordance with the preceding sentence is referred to herein as the "Restricted Period" with respect to such share. The Committee shall cause the Escrow Agent to issue to the Participant a receipt evidencing the stock certificates held by the Escrow Agent registered in the name of Grantee. Each such certificate shall bear the following legend until the lapse of the Restricted Period with respect to the shares represented by such certificate:

         Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Playtex Products, Inc. Stock Award Plan and the Restricted Stock Award Agreement, effective June 14, 2005 between Playtex Products, Inc. and [[FIRST]] [[LAST]]. Copies of the Agreement and Plan are on file at the offices of Playtex Products, Inc.

         In the case of Grantee's death, to the extent restricted shares have vested but not yet been distributed, such certificates will be delivered to the beneficiary designated in writing by Grantee in the form annexed hereto as Attachment A, or, in the event no beneficiary has been chosen or such beneficiary has predeceased Grantee or cannot be located within a reasonable amount of time (as determined by the Committee),

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to Grantee's legatee or legatees, or to his personal representatives or distributees, as the case may be. To the extent that any determination must be made to properly effect the delivery of stock certificates in the event of Grantee's death, such determination shall be made by the Board and shall be final and binding and shall completely discharge the Company from its obligation to deliver stock certificates hereunder.

         4.     VOTING; DIVIDENDS.

         Subject to the restrictions set forth in the Plan and this Agreement, from and after the date that the restrictions lapse pursuant to Section 2 or
Section 7 of this Agreement, Grantee shall possess all incidents of ownership of the shares of Restricted Stock granted hereunder, including the right to receive dividends or distributions in cash or in kind with respect to such shares of Restricted Stock and the right to vote such shares of Restricted Stock, but only with respect to the shares of Restricted Stock for which such restrictions have lapsed pursuant to Section 2 or Section 7 hereof. If any dividends or such distributions in cash or in-kind are made in respect of shares of Common Stock prior to the lapse of the restrictions relating to any shares of Restricted Stock granted hereunder, any such dividends or distributions made in respect of shares of Restricted Stock as to which the restrictions have not then lapsed shall be held by the Company and shall be paid to Grantee only when, and if and to the extent that, the restrictions on such shares shall have lapsed.

         5.     CHANGES IN CAPITAL STRUCTURE.

         The Restricted Stock Award shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion in accordance with the provisions of Section 13 of the Plan.

         6.     NONTRANSFERABILITY.

         Except as provided in Section 12(k) of the Plan, no share of Restricted Stock may at any time prior to becoming vested pursuant to Section 2 hereof be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Grantee except in accordance with the applicable provisions of this Agreement and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

         7.     EFFECT OF CHANGE IN CONTROL.

         Notwithstanding any other provision of this Agreement or the Plan to the contrary, if Grantee's employment with the Company is terminated by the Company without Cause within one year following a Change in Control, 100% of the Restricted Stock Award then held by Grantee shall, to the extent not then vested and not previously forfeited, immediately become fully vested, and all restrictions on such Restricted Stock shall lapse. "Change in Control" shall mean the first to occur of any of the following: (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5

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under the Exchange Act, except that a person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the voting stock of the Company, (B) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any person or group, or (C) a change in the composition of the Board occurring within a rolling 24-month period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (x) are members of the Board as of the Grant Date or (y) are elected, or nominated for election, to the Board pursuant to the By-Laws of the Company, but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest, including but not limited to a consent solicitation, relating to the election of directors to the Board.

         8.     EFFECT OF TERMINATION OF EMPLOYMENT.

         Except as provided in Section 7, unvested shares of Restricted Stock shall be forfeited without further consideration to Grantee upon Grantee's termination of employment with the Company for any reason (or no reason) at any time prior to the applicable Vesting Date, to the extent they remain unvested at the close of business on the last day of Grantee's actual employment with the Company, and the Company shall not be required to refund to Grantee any portion of the purchase price paid by Grantee for the Restricted Stock Award pursuant to
Section 1 of this Agreement.

         9.     OTHER RESTRICTIONS.

         The Restricted Stock shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock underlying the Restricted Stock Award upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by Grantee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the delivery or purchase of the shares subject to the Restricted Stock Award, then, in any such event, the grant of Restricted Stock shall not be effective unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         10.    BINDING EFFECT.

         This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


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         11.    GOVERNING LAW.

         The validity, interpretations, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to conflict of laws principles. The parties hereby consent to the jurisdiction of the state and federal courts located within the State of Delaware.

         12.    HEADINGS.

         Headings used herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         13.    SEVERABILITY; INVALID PROVISION.

         To the extent any portion of this Agreement, or any portion of any provision of this Agreement is held to be invalid, void or unenforceable by a court of competent jurisdiction, such court shall substitute a valid, enforceable provision that preserves, to the maximum lawful extent, the terms and intent of this Agreement. Such invalid, void or unenforceable provision shall not affect the other provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid, void or unenforceable provision had been omitted, and, as applicable, replaced with the valid, enforceable provision substituted by such court.

         14.    NO RIGHT TO CONTINUED EMPLOYMENT.

         Nothing in the Plan or in this Agreement shall confer upon Grantee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to remove, terminate or discharge Grantee at any time for any reason whatsoever.

         15.    BOUND BY PLAN.

         By signing this Agreement, Grantee agrees to be bound by all the terms and provisions of the Plan.

         16.    SUCCESSORS.

         The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of Grantee and the beneficiaries, executors, administrators, heirs and successors of Grantee.

         17.    ENTIRE AGREEMENT.

         This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

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         18.    CONFLICTS.

         The terms of the Plan are made part of this Agreement and are incorporated herein by reference. In the event of any conflict between the terms of the Plan and the terms of this Agreement, unless otherwise specifically provided herein, the terms of the Plan, shall govern.

         19. AMENDMENT. This Agreement may not be modified, amended or waived except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

         20. WITHHOLDING; 83(B) ELECTION. The Company shall be authorized to take such action as may be necessary in the opinion of the Company's counsel, including, without limitation, withholding amounts from any compensation, including Grantee's salary, or other amount owing from the Company to Grantee, to satisfy all obligations for the payment of any applicable federal, state or local income tax withholding requirements or like requirements, and Grantee agrees to make appropriate arrangements with the Company for satisfaction of such requirements, including the payment to the Company upon the vesting of shares of Restricted Stock (or such later date as may be applicable under Section 83 of the Code), or other settlement in respect of, the Restricted Stock of all such taxes and required amounts. Notwithstanding the foregoing, Grantee may make an election pursuant to Section 83(b) of the Code in respect of the Restricted Stock, and, if he does so, he shall timely notify the Company of such election and send the Company a copy thereof. Grantee shall be solely responsible for properly and timely completing and filing any such election.

         21.    COUNTERPARTS.

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties, effective as of the day and year first written above.


                                   PLAYTEX PRODUCTS, INC.


                                   By: /s/ Kris J. Kelley
                                       ------------------------------------
                                       Name:  Kris J. Kelley
                                       Title: Executive Vice President & CFO



                                   By:
                                       ------------------------------------
                                       Name: [[FIRST]] [[LAST]] (Signature)



                                       ------------------------------------


                                       ------------------------------------
                                                     Address



                                       Grantee's Taxpayer Identification Number:


                                       ------------------------------------




RESTRICTED SHARES
No. of Shares: [[GRANT_RS]]
Vesting: 33-1/3% of the shares vest on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 Fiscal Years (each, a "Vesting Date"), if and only if the Company achieves the Targets set forth on Schedule A of the Agreement with respect to the Fiscal Year preceding each applicable Vesting Date, as determined and certified by the Committee (See Section 2 ).

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties, effective as of the day and year first written above.


                                   PLAYTEX PRODUCTS, INC.


                                   By: /s/ Kris J. Kelley
                                       ------------------------------------
                                       Name:  Kris J. Kelley
                                       Title: Executive Vice President & CFO



                                   By:
                                       ------------------------------------
                                       Name: [[FIRST]] [[LAST]] (Signature)



                                       ------------------------------------


                                       ------------------------------------
                                                     Address



                                       Grantee's Taxpayer Identification Number:


                                       ------------------------------------




RESTRICTED SHARES
No. of Shares: [[GRANT_RS]]
Vesting: 33-1/3% of the shares vest on the last day of the fiscal first quarter of each of the 2006, 2007 and 2008 Fiscal Years (each, a "Vesting Date"), if and only if the Company achieves the Targets set forth on Schedule A of the Agreement with respect to the Fiscal Year preceding each applicable Vesting Date, as determined and certified by the Committee (See Section 2 ).

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                                                                      SCHEDULE A
                                                                      ----------


                                     TARGETS

                  For the 2005 fiscal year, the Target shall be the Playtex Value Measure of $37.4 million. In no event later than 90 days after the commencement of fiscal 2006 and 2007 of the Company, the Committee shall establish a Company performance Target for such fiscal year, which may consist of one or more performance measurements.

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                                                                    ATTACHMENT A
                                                                    ------------



                             PLAYTEX PRODUCTS, INC.
                                STOCK AWARD PLAN

                          BENEFICIARY DESIGNATION FORM



         WHEREAS, pursuant to the terms of the Playtex Products, Inc. Stock Award Plan (the "Plan"), Playtex Products, Inc. (the "Company") has sold, and [[FIRST]] [[LAST]] ("Grantee") has purchased [[Grant_RS]] shares of common stock of the Company, par value $0.01 per share ("Common Stock"), at a purchase price per share equal to the par value of the Common Stock, which shares are subject to certain restrictions as described in the Plan and a Restricted Stock Award Agreement between Grantee and the Company dated June 14, 2005 (the "Restricted Stock");

         WHEREAS, the Restricted Stock Award Agreement provides that, in the case of Grantee's death, to the extent restricted shares have vested but not yet been distributed, the certificates evidencing the Restricted Stock will be delivered to a beneficiary designated in writing by Grantee on this Beneficiary Designation Form;

         NOW THEREFORE, Grantee hereby designates the individual listed below as the designated beneficiary of the Restricted Stock.


_________________________
(Grantee Signature)
[[FIRST]] [[LAST]]


                                              Beneficiary's Name and Address:

                                              ________________________________

                                              ________________________________

                                              ________________________________



                                              Relationship to Grantee:


Dated:___________________                     ________________________________